Mortgage Banking Derivatives - Summary of Amount and Market Value of Mortgage Banking Derivatives Included in Consolidated Balance Sheet (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Interest Rate Contract [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	$ 28,182	$ 25,789
Fair Value	285	185
Forward Contracts [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	36,849	27,288
Fair Value	$ (132)	$ 279